SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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   Date of Report (date of earliest event reported): September 24, 1998

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                            I-LINK INCORPORATED
          (Exact name of registrant as specified in its charter)

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         Florida              0-17973           59-2291344

     (State or other        (Commission      (I.R.S. Employer
     jurisdiction of        File Number)   Identification No.)
      incorporation)


      13751 South Wadsworth Park Drive, Suite 200, Draper, UT  84020
                 (Address of principal executive offices)

    Registrant's telephone number, including area code: (801) 576-5000


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Item 5.   Other Events

     On September 24, 1998 the Company issued the Press Release included as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits

 (c) Exhibits

Exhibit 99.1   Press Release dated September 24, 1998.



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 I-LINK INCORPORATED
                                 (Registrant)


Dated: September 24, 1998        By:     /s/ John W. Edwards

                                        John W. Edwards, President,
                                        Chief Executive Officer


Dated: September 24, 1998        By:     /s/ Karl S. Ryser, Jr.
                                         Karl S. Ryser, Jr.,
                                         Chief Financial Officer



















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